UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Item 8.01	Other Events

On January 6, 2020, Alexandria Real Estate Equities, Inc. (the “Company”) entered into (a) forward sale agreements with each of Goldman Sachs & Co. LLC (“Goldman Sachs”), Bank of America, N.A. (“BofA”), Citibank, N.A. (“Citibank”), and JPMorgan Chase Bank, National Association, London Branch (“JPMC”) and (b) an underwriting agreement by and among the Company, Goldman Sachs, BofA Securities, Inc. (“BofA Securities”) (in its capacity as an agent and affiliate of BofA, as forward purchaser), Citigroup Global Markets Inc. (“CGMI”) (in its capacity as an agent and affiliate of Citibank, as forward purchaser) and J.P. Morgan Securities LLC (“J.P. Morgan Securities”) (in its capacity as an agent and affiliate of JPMC, as forward purchaser), each in its capacity as a forward seller, and Goldman Sachs, BofA Securities, CGMI, and J.P. Morgan Securities, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of up to 6,900,000 shares of the Company’s company stock at a public offering price of $155.00 per share, including an option to purchase up to 900,000 additional shares of the Company’s common stock. On January 7, 2020, the Underwriters exercised the option to purchase an additional 900,000 shares of the Company’s common stock, and the Company entered into amendments to each of the forward sale agreements relating to the exercise of the option, each dated January 8, 2020.  The sale of shares closed on January 9, 2019.

All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the underwriting agreement, the forward sale agreements, and the amendments to the forward sale agreements are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

On January 6, 2020, the Company issued a press release announcing the offer of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

On January 6, 2020, the Company issued a press release announcing the pricing of its common stock.  A copy of the press release is attached hereto as Exhibit 99.2.

On January 9, 2020, the Company issued a press release announcing the closing of the public offering of 6,900,000 shares of common stock.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated January 6, 2020, by and among the Company, Goldman Sachs (“Goldman Sachs”), BofA Securities, Inc. (“BofA Securities”) (in its capacity as an agent and affiliate of Bank of America, N.A., as forward purchaser), Citigroup Global Markets Inc. (“CGMI”) (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser) and J.P. Morgan Securities LLC (“J.P. Morgan Securities”) (in its capacity as an agent and affiliate of JPMorgan Chase Bank, National Association, London Branch, as forward purchaser), each in its capacity as a forward seller, and Goldman Sachs, BofA Securities, CGMI, and J.P. Morgan Securities, as representatives of the several underwriters named therein.

1.2	Confirmation of Registered Forward Transaction, dated January 6, 2020, by and between the Company and Goldman Sachs & Co. LLC.

1.3	Confirmation of Registered Forward Transaction, dated January 6, 2020, by and between the Company and Bank of America, N.A.

1.4	Confirmation of Registered Forward Transaction, dated January 6, 2020, by and between the Company and Citibank, N.A.

1.5	Confirmation of Registered Forward Transaction, dated January 6, 2020, by and between the Company and JPMorgan Chase Bank, National Association, London Branch.

1.6	Amendment to Confirmation of Registered Forward Transaction, dated January 8, 2020, by and between the Company and Goldman Sachs & Co. LLC.

1.7	Amendment to Confirmation of Registered Forward Transaction, dated January 8, 2020, by and between the Company and Bank of America, N.A.

1.8	Amendment to Confirmation of Registered Forward Transaction, dated January 8, 2020, by and between the Company and Citibank, N.A.

1.9	Amendment to Confirmation of Registered Forward Transaction, dated January 8, 2020, by and between the Company and JPMorgan Chase Bank, National Association, London Branch.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Venable LLP (included in opinion filed as Exhibit 5.1)

23.2	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

99.1	Press Release, dated January 6, 2020

99.2	Press Release, dated January 6, 2020

99.3	Press Release, dated January 9, 2020

104	Cover Page Interactive Data File (embedded within the online XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: January 9, 2020	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer

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